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               PUTNAM CAPITAL MANAGER VARIABLE ANNUITY
                    Hartford Life Insurance Company

      Supplement Dated January 22, 1997 to the Putnam Capital Manager
              Variable Annuity Prospectus Dated May 1, 1996,
                    Revised Effective January 2, 1997

Add the following paragraph to the subsection entitled "D. Individual Retirement Annuities Under Section 408" on page 26:

     IRA's generally may not invest in life insurance contracts. However, an annuity that is used as an IRA may provide a death benefit that equals the greater of the premiums paid and the annuity's cash value. The Contract offers an enhanced Death Benefit that may exceed the greater of the Contract Value and total Premium Payments less prior surrenders. For Contracts issued in most states, Hartford Life has obtained approval from the Internal Revenue Service to use the Contract as an IRA. For Contracts issued in New York, Hartford Life has asked the Internal Revenue Service to approve use of the Contract as an IRA, but there is no assurance that approval will be granted.

HV-2109-1
33-73566